Exhibit 10.34
May 28, 2009
Halifax Corporation
5250 Cherokee Avenue
Pursuant to a subordination agreement dated July 1, 2008 between Textron Financial Corporation and the subordinated debt holders, Research Industries, further assigned on June 29, 2005 to the Arch C. Scurlock Children’s Trust, the maturity date of the remaining principal balance of $500,000 on the 8% promissory notes plus accrued interest thereon are extended to July 1, 2010.
All other terms and conditions of the notes remain the same.
Dated this 11th day of June 2009
The Arch C. Scurlock Children’s Trust

/s/ Nancy M. Scurlock Nancy M. Scurlock, Trustee	/s/ Arch C. Scurlock Jr., Arch C. Scurlock, Jr., Trustee

/s/ Mary Scurlock Adamson Mary Scurlock Adamson, Trustee	/s/ John H. Grover John H. Grover Trustee

May 28, 2009
Halifax Corporation
5250 Cherokee Avenue
Pursuant to a subordination agreement dated July 1, 2008 between Textron Financial Corporation and the subordinated debt holders, Research Industries, further assigned on June 29, 2005 to Nancy Morrison Scurlock, the maturity date of the remaining principal balance of $500,000 on the 8% promissory notes plus accrued interest thereon are extended to July 1, 2010.
All other terms and conditions of the notes remain the same.
Dated this 11th day of June 2009

/s/ Nancy Morrison Scurlock
Nancy Morrison Scurlock